UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
________________________________________________

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
HARMONIC INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARMONIC INC.

SUPPLEMENT TO PROXY STATEMENT FOR THE
2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, JUNE 8, 2018

This proxy statement supplement, dated May 9, 2018 (this “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) of Harmonic Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2018, and relating to the Company’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, June 8, 2018 at 9:00 a.m., Pacific Time. The Annual Meeting will be a virtual meeting held over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HLIT2018 and entering your 16-digit control number located on your proxy card.

Supplemental Disclosure Concerning Proposal Five

The purpose of this Supplement is to correct certain figures in the table titled “Independent Registered Public Accounting Firm Fees” in Proposal Five that were inadvertently omitted or misprinted in the Proxy Statement. The table in the Proxy Statement omitted information with respect to the “All Other Fees” row for the years ended December 31, 2017 and December 31, 2016, and misstated the total fees for the year ended December 31, 2016 as $2,911 instead of the correct figure of $2,921. Such table is hereby amended and restated in its entirety as follows:

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
Aggregate fees for professional services rendered for the Company by the Company’s previous independent registered public accounting firm, PwC, for the years ended December 31, 2017 and 2016 were as follows (in thousands):

	2017	2016
Audit Fees	$2,265	$2,820
Audit-Related Fees	0	0
Tax Fees	503	99
All Other Fees	29	2
Total	$2,797	$2,921

Additional Information

Stockholders who have already submitted proxies for the Annual Meeting may revoke them by (1) delivering to the Secretary of the Company, at Harmonic Inc., Attn: Corporate Secretary, 4300 North First Street, San Jose, California 95134, a written notice of revocation or a signed proxy bearing a later date; (2) voting on a later date by telephone or via the Internet; or (3) voting electronically at the Annual Meeting. Proxies that have already been submitted, and which are not subsequently revoked or changed as described above, will be voted at the Annual Meeting as indicated. Detailed information regarding voting procedures can be found in the Proxy Statement.

Except for the amended and restated information with respect to Proposal Five noted above, this Supplement does not modify, amend, supplement or otherwise affect the Proxy Statement. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement is more current. The Proxy Statement, together with this Supplement, have been filed with the SEC and are also available on our website at https://investor.harmonicinc.com.

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